SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

March 31, 2001
Date of Report (Date of earliest event reported)

AAMES FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-19604	95-340340
(State or other jurisdiction of incorporation)	(Commission file numbers)	(I.R.S. employer identification no.)
350 South Grand Avenue Los Angeles, California		90071
(Address of principal executive offices)		(ZIP Code)
(213) 210-5000
(Registrant's telephone number, including area code)
NA
(Former name or former address, if changed since last report)

Item 5. Other Events.

Aames Capital Corporation, a wholly owned subsidiary of Aames Financial Corporation is releasing the following information concerning delinquency and loss in its loan servicing portfolio in response to inquiries received from members of the financial community in connection with its mortgage-backed securities. A copy of this information with respect to adjustable rate loans is attached to this Form 8-K as Exhibit 99.1 and a copy of this information with respect to fixed rate loans is attached to this Form 8-K as Exhibit 99.2.

Reference is made to the press release of Registrant issued on May 11, 2001 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.3.

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

See Index to Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES FINANCIAL CORPORATION
By: /s/ Ralph W. Flick Ralph W. Flick Assistant Secretary

Dated: May 14, 2001

Index to Exhibits

Exhibit Index
99.1	Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation (Adjustable Rate Loans).

99.2	Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation (Fixed Rate Loans).

99.3	Press release issued on May 11, 2001.